INVENTORY	12 Months Ended
Dec. 31, 2023
Inventory Disclosure [Abstract]
INVENTORY
NOTE 4 -	INVENTORY

Inventory is composed of the following:

	December 31,
	2023	2022

Raw materials and components	$36,934	$30,410
Work in progress	13,493	14,525
Finished goods	853	824

Total inventory (**)	$51,280	$45,759

(**) The total amount of Rotables included in the Company spare parts inventory for the years ended December 31, 2023 and 2022 were $10,481 and $8,193, respectively.

Inventories write down expenses due to slow inventory amounted to $187, $1,284 and $624 for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the Company needs to forecast demand and commit significant resources towards these inventories. As such, the Company is subject to risks including excess inventory no longer relevant.